                                                                    EXHIBIT 10.6

                                LEASE AGREEMENT

         THIS LEASE AGREEMENT is dated as of January 30, 2002 between ARE-2625/2627/2631 HANOVER, LLC, a Delaware limited liability company ("LANDLORD"), and NANOSYS, INC., a Delaware corporation ("TENANT").

BUILDING:           2625 Hanover Street, Palo Alto, California

PREMISES:           That portion of the Building, containing approximately 8,424 rentable square feet, as determined by Landlord, as shown on EXHIBIT A.

PROJECT: The real property on which the Building is located, together with all improvements thereon and appurtenances thereto as described on EXHIBIT B.

BASE RENT:          $29,484.00 per month during the Term.

TENANT'S SHARE:     26.26%

SECURITY DEPOSIT:   $29,484

TARGET COMMENCEMENT DATE: March 1, 2002

TERM:               Beginning on the Commencement Date and ending on March 31,
                    2004.

PERMITTED USE:      Research and development laboratory, related office and
                    other related uses consistent with the character of the Project and otherwise in compliance with the provisions of
                    Section 6 hereof

ADDRESS FOR RENT PAYMENT:         LANDLORD'S NOTICE ADDRESS:         TENANT'S NOTICE ADDRESS:
135 N. Los Robles Avenue          135 N. Los Robles Avenue           2625 Hanover Street
Suite 250                         Suite 250                          Palo Alto, CA 94301
Pasadena, CA 91101                Pasadena, CA 91101                 Attention: CFO
Attention: Accounts Receivable    Attention: Corporate Secretary     Facsimile:
                                  Facsimile: (626) 578-0770

                                                                     WITH A COPY TO:
                                                                     Calvin Chou
                                                                     455 Minoca Road
                                                                     Portola Valley. CA 94028

         1. LEASE OF PREMISES AND TEMPORARY SPACE. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the "COMMON AREAS", which Tenant may use in common with other tenants of the Project. Landlord reserves the right to modify Common Areas so long as any modification does not unreasonably interfere with Tenant's use of the Premises.

         Tenant hereby acknowledges and agrees that the Premises is currently subject to a lease (the "EXISTING LEASE") with Xenoport, Inc. Xenoport, Inc. has informed Landlord of its intention to vacate the Premises no later than February 28, 2002. This Lease and Landlord's obligations hereunder shall be subject to
(i) Landlord negotiating an agreement ("TERMINATION AGREEMENT") with Xenoport, Inc., regarding the termination of the Existing Lease on terms and conditions acceptable to Landlord in its sole and absolute discretion, (ii) Landlord's receipt of a fully executed Termination Agreement with respect to the Existing Lease and the vacation of the Premises by Xenoport, Inc., and (iii) Landlord's receipt of final decommissioning certification with respect to the Premises from all applicable governmental authorities.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 2

         2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the Premises to Tenant for the conduct of Tenant's business on or before the Target Commencement Date ("DELIVERY" or "DELIVER"). The parties acknowledge that Delivery of the Premises is subject to Landlord's receipt of final decommissioning certification of the Premises from all applicable governmental authorities. If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord fails to so Deliver the Premises within 30 days of the Target Commencement Date, then after actual Delivery, payment of Base Rent under this Lease shall abate one day for each day that Landlord failed to deliver the Premises after the end of such 30 day period. If Landlord fails to Deliver the Premises for more than 60 days after the Target Commencement Date, then, for a period of 5 business days after the end of such 60 day period, this Lease shall be voidable by Tenant by written notice to Landlord, and if so voided: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease. The "COMMENCEMENT DATE" shall be the later of (i) the date Landlord Delivers possession of the Premises to Tenant, or (ii) March 1, 2002. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT D; provided, however, Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder.

         Effective as of the Commencement Date, except as otherwise expressly provided herein: (i) Tenant shall accept the Premises in their condition as of such date, subject to all applicable Legal Requirements (as defined in Section 6 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time of Delivery. To Landlord's actual knowledge, as of the date of completion of construction of the core and shell of the Building, the Building was in compliance with applicable law.

         To Landlord's actual knowledge, all of the Building systems function properly and are in good working order, and the roof of the Building does not leak. For a period of 90 days after the Commencement Date, Landlord and Tenant shall jointly monitor Building Systems and the roof, and Landlord will make any repairs deemed by the parties to be reasonably necessary. During such 90 day period, the cost of any such repair shall be paid by Landlord, unless Tenant was solely responsible for the cause of such repair, in which case Tenant shall pay the cost.

         Landlord, at its sole cost and expense (which shall not constitute an Operating Expense) shall promptly balance the heating and air conditioning system of the Premises if Tenant requests at any time prior to December 31, 2002.

         Tenant agrees and acknowledges that, except as expressly set forth herein, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

         3.       BASE RENT.

         (a) The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above. Payments of Base Rent for any fractional calendar month shall be prorated. Tenant shall have no right at any time to abate, reduce, or set-off any Rent due hereunder.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 3

         (b) In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"): (i) Tenant's Share of Operating Expenses (as defined in Section 4) and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other reasonable sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after expiration of any applicable notice and cure period. Tenant's obligation to pay Base Rent and Additional Rent hereunder are collectively referred to herein as "RENT".

         4. OPERATING EXPENSE PAYMENTS. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of Tenant's Share of Landlord's written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"). Payments for any fractional calendar month shall be prorated. The term "OPERATING EXPENSES" means all costs and expenses, including but not limited to taxes and insurance, reasonably determined and actually incurred by Landlord, in accordance with Landlord's normal practice, to be properly allocable to tenants in the Building, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, and as Additional Rent administration rent in the amount of 3% of Base Rent, but excluding:

         (a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

         (b)      capital expenditures for expansion of the Project;

         (c) interest, principal payments on any debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

         (d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

         (e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

         (f) legal and other expenses incurred in the negotiation or enforcement of leases;

         (g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

         (h) costs of utilities outside normal business hours sold to tenants of the Project;

         (i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

         (j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

         (k) general organizational, administrative and overhead costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 4

         (l) costs (including attorneys' fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

         (m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement;

         (n) penalties, fines or interest incurred as a result of Landlord's inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord's failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

         (o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

         (p) costs of Landlord's charitable or political contributions, or of fine art maintained at the Project;

         (q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

         (r)      costs incurred in the sale or refinancing of the Project;

         (s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

         (t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

         Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total and Tenant's Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If Tenant's Share of actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year exceed Tenant's Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

         5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon delivery of an executed copy of this Lease to Landlord and at all times during the Term maintain security (the "SECURITY DEPOSIT") for the performance of all of its obligations in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in cash. Upon each occurrence of a Default (as defined in Section 16), Landlord may use all or any part of the Security Deposit as necessary to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or by law. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 5

Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums; reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

         6. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to Tenant's use and occupancy of the Premises (collectively, "LEGAL REQUIREMENTS"). Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall not be required to comply or to cause the Premises to comply with any laws, rules or regulations requiring the construction of alterations unless the requirement; for such alterations arises as a result of Tenant's particular use of the Premises.

         7. HOLDING OVER. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of the Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

         8. PARKING. At any time prior to January 1, 2003, Tenant shall be entitled to use an aggregate of 18 parking stalls, at no cost, in those areas designated for non-reserved parking in common with other tenants of the Project. From and after January 1, 2003, Landlord shall make a commercially reasonable effort to make available to Tenant 3 parking stalls for each 1,000 rentable square feet of the Premises; provided that Landlord shall not be in default of its obligation to provide those parking stalls if Landlord is unable to provide such parking stalls. If Landlord is unable to provide 3 parking stalls per 1,000 rentable square feet of the Premises, Landlord shall make a commercially reasonable effort to provide alternative parking to Tenant, at no cost to Tenant, until such time as Landlord can provide 3 parking stalls per 1,000 rentable square feet of the Premises.

         9. UTILITIES, SERVICES. Landlord shall provide, subject to the terms of this Section 9, utilities to the Premises ("UTILITIES"). Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

         10. ALTERATIONS. Tenant shall not make any alterations, additions, or improvements to the Premises of any kind whatsoever, except as provided in this Section 10. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building systems ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the laboratory use, the structure on any Building systems. Tenant may construct nonstructural Alterations in the Premises without Landlord's prior approval if the aggregate cost of all such work during the Term does not exceed $25,000 (a "NOTICE-ONLY ALTERATION"), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 6

business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's sole and absolute discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any Alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 2.5% of all charges up to $100,000, and 5% of all charges in excess of $100,000, incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord's overhead and expenses for plan review, coordination, scheduling and supervision. Before tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred, by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such worK, or inadequate cleanup.

         Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

         Other than (i) the items, if any, listed on EXHIBIT E and EXHIBIT F attached hereto, (ii) any items agreed by Landlord in writing to be included on EXHIBIT E in the future, and (iii) any trade fixtures, machinery, equipment and other personal property which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such installation is requested or at the time it receives notice of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration, or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

         Landlord shall pay up to $5,000 toward the cost of reinforcing the roof if necessary in connection with Tenant's installation of two HEPA filtration units, the installation of which shall be subject to the terms and conditions of this Section 10, Tenant is hereby granted permission to install, in accordance with the

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 7

provisions of this Section 10, at Tenant's sole cost those items listed as "Pre-Approved Alteration" on Exhibit F hereto, and shall not be required to remove such items at the end of the Term, provided that at any time Tenant may remove any "Pre-Approved Alterations" so long as Tenant repairs any damage caused by such removal to the reasonable satisfaction of Landlord.

         11. LANDLORD'S REPAIRS. Landlord, as an Operating Expense, shall maintain all of the Project and the Premises in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. Landlord shall repair losses and damages caused by Tenant or any of Tenant Parties at Tenant's sole cost and expense. Landlord reserves the right to stop Building system services when necessary. Landlord shall have no responsibility or liability for failure to supply building system services during any such period of interruption; provided, however, that Landlord shall give Tenant 24 hours advance notice of any planned stoppage of building system services for routine maintenance, repairs, alterations or improvements.
Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time (not to exceed 30 days) after Tenant's written notice of the need for such repairs or maintenance.

         12. LIENS. Tenant shall discharge, by bond or otherwise, any liens filed against the Premises or against the Project arising out of work performed or claimed to have been performed on behalf of Tenant, materials furnished or claimed to have been furnished to Tenant, or obligations incurred or claimed to have been incurred by Tenant, within 10 days after Tenant receives notice of the filing thereof, at Tenant's sole cost.

         13. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

         14. INSURANCE. Landlord shall, as an Operating Expense, maintain such insurance covering the Project as Landlord shall determine, including "all risk" property insurance covering the full replacement cost of the Project. Tenant, at its sole cost and expense, shall maintain during the Term : workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises; and business interruption insurance covering not less than 12 months of Tenant's liabilities. The commercial general liability insurance policies maintained by Tenant shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively "LANDLORD PARTIES"), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class VII in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and with respect to any renewal of insurance ;policy. no later than 5 days prior to the expiration of such policy. The property insurance obtained by landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 8

employees, managers, agents, invitees and contractors in connection with any loss or damage thereby insured against, or required to be insured against under this Lease.

         15. CONDEMNATION AND CASUALTY. If at anytime during the Term the Premises are in whole or in part (i) materially damaged or destroyed by a fire or other casualty or (ii) taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING"), this Lease shall, at the written election of Landlord or Tenant, terminate as of the date of such damage, destruction or Taking. Any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any such damage, destruction or Taking, the parties hereto expressly agreeing that this Section sets forth their entire understanding and agreement with respect to such matters. Upon any fire or other casualty or Taking, Landlord shall be entitled to receive the entire proceeds of the insurance maintained by Landlord and the entire price or award from any such Taking without, in either case, any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such proceeds or award. In the event of damage, destruction or a Taking which does not result in a termination of this Lease, to the extent not covered by Tenant's business interruption insurance required pursuant to Section 15 of this Lease, Rent shall be equitably abated from the date all required hazardous materials clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant's business.

         16. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

         (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided that one time in any 12 consecutive month period during the Term, no Default shall occur unless Tenant's failure to pay Rent or any other payment when due shall continue for a period of 5 business days after written notice of such failure to pay from Landlord.

         (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

         (c) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 16, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant, or, if such failure to comply cannot reasonably be cured within such 30 day period, then for such longer period as is reasonably necessary, provided that Tenant commences to cure such Default within 30 days after written notice and diligently pursues curing such Default.

Any notice given under Section 16(c) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice. Notwithstanding subsection (iii) immediately above, any notice to quit after default in the payment of Rent, as required by Section 1161 of the Code of Civil Procedure, shall comply with all of the provisions of Section 1161.

         17.      LANDLORD'S REMEDIES.

         (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 9

herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

         (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 5% of the delinquent amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

         (c) OTHER REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have all rights and remedies provided at law or in equity.

         18.      ASSIGNMENT AND SUBLETTING.

         (a) GENERAL PROHIBITION. Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect.

         (b) PERMITTED SUBLEASES. If Tenant desires to sublease or sublet the Premises, then at least 10 business days, but not more than 90 business days, before the date Tenant desires the sublease to be effective (the "SUBLEASE DATE"), Tenant shall give Landlord a notice (the "SUBLEASE NOTICE") containing such information about the proposed sublessee, including the proposed use of the Premises, business and financial information on the proposed sublessee, any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Sublease Date, any relationship between Tenant and the proposed sublessee, and all material terms and conditions of the proposed sublease, including a copy of any proposed sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Sublease Notice: (i) grant such consent, or (ii) refuse such consent, in its reasonable discretion. No failure of Landlord to deliver a timely notice in response to the Sublease Notice shall be deemed to be Landlord's consent to the proposed sublease. Tenant shall reimburse Landlord for up to $2,000 for Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Sublease Notice. Notwithstanding the foregoing, Tenant may, without Landlord's consent, sublet or assign the Lease to (a) an entity controlling, controlled by or under common control with Tenant, (b) a successor entity resulting from a merger with or acquisition of Tenant, or (c) a purchaser of substantially all of Tenant's assets. The public offering or public trading of Tenant's capital stock shall not be deemed to be an assignment or subletting of this Lease. Institutional or venture financing by Tenant to raise additional contributed capital shall not be deemed to be an assignment or subletting of this Lease.

         (c) ADDITIONAL CONDITIONS. As a condition to any such subletting, whether or not Landlord's consent is required, Landlord may require:

                           (i)      that any sublessee agree, in writing at the
time of such subletting, that if Landlord gives such party notice that Tenant is in default under this Lease beyond any applicable notice and cure period, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 10

                           (ii)     A list of Hazardous Materials, certified by
the proposed sublessee to be true and correct, which the proposed sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed subtenant in the Premises or on the Project, prior to the proposed subletting, including, without limitation, permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

         (d) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any subletting, Tenant shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto in any form) exceeds the rental payable under this Lease, (excluding however, any Rent payable under this Section), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such excess rent, after deducting Tenant's actual costs of brokerage commissions, reasonable attorneys' fees and remodeling the Premises in connection with such sublease, within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent. Under no circumstances shall Tenant permit any subtenant or assignee to change the laboratory use of any portion of the Premises.

         (e) NO WAIVER. The consent by Landlord to a subletting shall not relieve Tenant or any sublessees of the Premises from obtaining the consent of Landlord to any further subletting nor shall it release Tenant or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

         (f) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this Section 18, if (i) the proposed sublessee of Tenant has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the-proposed sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any governmental authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed sublessee, Landlord shall have the absolute right to refuse to consent to any subletting to any such party.

         19. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver an estoppel certificate on any form reasonably requested by a proposed lender or purchaser.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 11

         20. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant within applicable notice and cure periods, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

         21. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

         22. RULES AND REGULATIONS. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as EXHIBIT C. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

         23. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments confirming such subordination and/or attornment as shall be requested by any such Holder.

         24. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in substantially the same condition as received, after removing any material quantities of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, "TENANT HAZMAT OPERATIONS") and released of all Hazardous Materials clearances, disinfected and cleaned in accordance with prudent industry practices, and eliminating any contamination of Hazardous Materials in excess of any residual amounts shown in the Commencement Date HazMat Condition Report (as defined in Section 26(d) below), broom clean, with ordinary wear and tear and casualty loss and condemnation covered by Section 15 excepted. At least 2 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any governmental authority) to be taken by Tenant in order to surrender the Premises at the expiration or earlier termination of the Term, free from material residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed Reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $1,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 12

         If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address material residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the reasonable cost of which actions which is actually incurred shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

         Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All Obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 26 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

         25. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

         26.      ENVIRONMENTAL REQUIREMENTS.

         (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If (i) Tenant breaches the obligation stated in the preceding sentence,
(ii) if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property above any residual levels of contamination shown on the Commencement Date HazMat Condition Report (as defined in Section 26(e) below), or (iii) if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Term as a result of such breach or contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local governmental authority because of an alleged violation of Tenant's obligations under this Section 26(a). Without limiting the foregoing, if the presence

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 13

of any Hazardous Materials on the Premises caused or permitted by Tenant or any Tenant Party, or the presence of Hazardous Materials on the Project outside of the Premises or any adjacent property actually caused by Tenant or any Tenant Party, results in any contamination of the Premises, the Project or any adjacent property, as applicable, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

         (b) BUSINESS. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Within a reasonable period after Landlord's request, Tenant shall deliver to Landlord an updated Hazardous Materials List at least once each year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental authority; permits; approvals; reports and correspondence; storage and management plans; and notices of violations of any Legal Requirements.

         (c) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 26 shall survive the expiration or earlier termination of the Lease for one year. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

         (d) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority regulating or relating to health, safety, or environmental conditions on, under, or. about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

         (e) CONDITION OF THE PREMISES. On the condition that Tenant shall execute and deliver an agreement to maintain the confidentiality of such reports, Landlord shall deliver to Tenant complete copies of the reports in Landlord's possession or under Landlord's control of all third party consultants who have prepared reports containing any information on the compliance of the Project with Environmental Requirements and the presence of any Hazardous Materials on or about the Project Such reports shall include a report, in reasonable detail, showing the condition of the Premises, and the

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 14

presence of any Hazardous Materials thereon, at or around the Commencement Date (the "COMMENCEMENT DATE HAZMAT CONDITION REPORT"). In addition, Landlord shall provide Tenant with reasonable evidence of the proper decommissioning of the Premises by the current tenant in possession.

         27. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure. TENANT'S SOLE REMEDY FOR ANY BREACH OR DEFAULT BY LANDLORD HEREUNDER SHALL BE TO TERMINATE THE LEASE AND TENANT HEREBY, TO THE MAXIMUM EXTENT POSSIBLE, KNOWINGLY WAIVES (i) THE PROVISIONS OF ANY LAW, NOW OR HEREAFTER IN FORCE WHICH PROVIDE ADDITIONAL OR OTHER REMEDIES TO TENANT AS A RESULT OF ANY BREACH BY LANDLORD HEREUNDER OR UNDER ANY SUCH LAW OR REGULATION.

         28. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time upon 24 hours advance notice to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease, to perform such environmental tests as may be reasonably required to confirm Tenant's compliance with the terms hereof and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours on not less than 24 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 3 months of the Term, to prospective tenants, or for any other business purpose.

         29. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

         30. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER) in connection with this transaction and that no Broker brought about this transaction other than Cornish & Carey Commercial. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 30, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

         31. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 15

LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

         32. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

         33. SIGNS; EXTERIOR APPEARANCE. Tenant shall not: (i) attach anything at any time to any outside wall of the Project, (ii) use any window coverings or sunscreen other than Landlord's standard window coverings, (iii) place any articles on the window sills, (iv) place any items on any exterior balcony, or (v) paint, affix or exhibit any signs or any kind in the Premises which can be viewed from the exterior of the Premises, Tenant shall be entitled to Building standard lobby signage and directional signage at no cost to Tenant.

         34.      INTENTIONALLY OMITTED.

         35.      MISCELLANEOUS.

         (a) NOTICES. Except as otherwise provided herein, all notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, confirmed receipt by facsimile or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

         (b) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

         (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 90 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Landlord shall execute and deliver a reasonable agreement to maintain the confidentiality of any information prior to receipt of such information from Tenant.

         (d) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

         (e) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 16

         (f) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         (g) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

         (h) TIME. Time is of the essence as to the performance of Tenant's obligations under this Lease.

         (i) REASONABLE EXPENDITURES. Except for specific provisions of this Lease relating to the obligations of either party to reimburse the other, including but not limited to the provisions relating to Operating Expenses, no party shall be entitled to reimbursement for any expenditure in an unreasonable amount therefor.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease             2625 HANOVER STREET/NANOSYS - PAGE 17

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                     TENANT:

                                     NANOSYS, INC.
                                     a Delaware corporation

                                     By: /s/ Calvin Chow
                                        ----------------------------------------
                                     Its: COO

                                     LANDLORD:

                                     ARE-2625/2627/2631 HANOVER, LLC,
                                     a Delaware limited liability company

                                     By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                          a Delaware limited partnership,
                                          managing member

                                          By:    ARE-QRS CORP.,
                                                 a Maryland corporation,
                                                 general partner

                                                 By: /s/ Joel Marcus
                                                    ----------------------------
                                                 Its : CEO

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

                                   [Attached]

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

                                  [FLOOR PLAN]

                                 2625 HANOVER ST.
                                      STORY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

                                   [Attached]

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Real Property in the Palo Alto, County of Santa Clara, State of California, described as follows:

Parcel One:

Beginning at a concrete highway monument set on the Southwesterly line of E1 Camino Real opposite Engineer's Station 144+27.00, as surveyed by the California Division of Highways, as said line was established by Decree of Condemnation recorded July 7, 1930 in book 520, page 571, Official Records, at the point of intersection of said line with the Southeasterly line of the 1289-acre tract of land described in the deed from Evelyn C. Crosby et al to Leland Stanford dated September 8, 1885 and recorded in Book 80 of Deeds, page 382, Santa Clara County Records; thence North 58(degrees) 39' West along said line of E1 Camino Real, 2784.83 feet; thence South 33(degrees) 21' West 2175.49 feet to the true point of beginning. Thence, from said true point of beginning, South 56(degrees) 26' 7" East 240.53 feet, thence South 33(degrees) 38' 20" West 323.08 feet to a point on the Northeasterly line of Hanover Street, established by Easement Deed to the City of Palo Alto recorded November 14, 1956 in Book 3656, page 424, Official Records; thence North 56(degrees) 23' 40" West along said Northeasterly line of Hanover Street, 268.32 feet; thence North 33(degrees) 38' 20" East
322.80 feet; thence South 56(degrees) 26' 07" East 27.79 feet to the true point of beginning.

APN: 142-20-056
ARB: 142-20-56

Parcel Two:

BEGINNING at a concrete highway monument set on the Southwesterly line of E1 Camino Real opposite Engineer's Station 144+27.00, as surveyed by the California Division of Highways, as said line was established by Decree of Condemnation recorded July 7, 1930 in Book 520, page 571, Official Records, at the point of intersection of said line with the Southeasterly line of the 1289-acre tract of land described in the deed from Evelyn C. Crosby et al to Leland Stanford dated September 8, 1885 and recorded in Book 80 of Deeds, page, 382, Santa Clara County Records; thence North 58(degrees) 39' West along said line of E1 Camino Real, 2784.83 feet; thence South 33(degrees) 21' West 2175.49 feet; thence North 56(degrees) 39' West 257.79 feet to the true point of beginning.

Thence, from said true point of beginning, South 33(degrees) 36' 20" West 321.76 feet to a point on the Northeasterly line of Hanover Street, as proposed to be established, 60.00 feet in width; thence North 56(degrees) 23' 40" West along said proposed Northeasterly line of Hanover Street, 367.67 feet; thence on the arc of a curve to the right, with a radius of 20.00 feet, through a central angle of 90(degrees) 00', a distance of 31.42 feet to a point in the Southeasterly line of California Avenue (66 feet in width); thence North 33(degrees) 36' 20" East along said Southeasterly line, 299.94 feet to an iron pipe which bears North 56(degrees) 39' West from the true point of beginning; thence South 56(degrees) 39' East 407.57 feet to the true point of beginning.

APN: 142-20-005
ARB: 142-20-5

Parcel Three:

BEGINNING at a point on the Northeasterly line of Hanover Street, 60.00 feet in width, established by Easement Deed to the City of Palo Alto recorded November 14, 1958 in Book 3556, page 424, Official Records, at the Southernmost corner of the 3.00-acre tract of land described in Memorandum of Lease by and between The Board of Trustees of The Leland Stanford Junior University and Palo Alto Clinic. Ltd. recorded January 18, 1957 in Book 3710, page 6, Official Records; thence from said point of beginning North 33(degrees) 36' 20" East along the Southeasterly line of said 3.00-acre tract, 321.76 feet to the Easternmost corner thereof on the Southwesterly line of the 5.479-acre tract of land described in the Memorandum of Lease by and between The Board of Trustees of The Leland Stanford Junior University and Beckman Instruments, Inc. recorded January 11, 1956 in Book 3384, page 14, Official Records; thence South 56(degrees) 39' East along said last named line, 230.00 feet to a point distant thereon North 56(degrees) 39' West 27.79 feet, from the Southernmost corner of said
5.479-acre tract; thence South 33(degrees) 36' 20" West 322.80 feat to a point on the said Northeasterly line of Hanover Street: thence North 56(degrees) 23' 40" West along said Northeasterly line 230.00 feet to the point of beginning.

APN: 142-20-004
ARB: 142-20-4

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT C TO LEASE

                              Rules and Regulations

         1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

         2. Tenant shall not, without Landlord's prior consent, place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

         3. Except for animals assisting the disabled, no animals shall be. allowed in the offices, halls, or corridors in the Project.

         4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

         5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

         6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose except Laboratory purposes is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

         7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type 'shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

         8. Tenant shall maintain the Premises free from rodents, insects and other pests.

         9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

         10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

         11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

         12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 2

         13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

         14. No auction, public or private, will be permitted on the Premises or the Project.

         15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

         16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

         17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

         18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

         19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

         This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this_______________day of_______2002, between ARE-2625/2627/2631 HANOVER, LLC, a Delaware limited liability company ("LANDLORD"), and NANOSYS, INC, a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated January_____, 2002 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Term of the Lease is_____________,_______and the termination date of the Term of the Lease shall be midnight on___________,_______.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                     TENANT:

                                     NANOSYS, INC.
                                     a Delaware corporation

                                     By:________________________________________
                                     Its:_______________________________________

                                     LANDLORD:

                                     ARE-2625/2627/2631 HANOVER, LLC,
                                     a Delaware limited liability company

                                     By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                          a Delaware limited partnership,
                                          managing member

                                          By:  ARE-QRS CORP.,
                                               a Maryland corporation,
                                               general partner

                                               By:______________________________
                                               Its:_____________________________

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT E TO LEASE

                           TENANT'S PERSONAL PROPERTY

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease              2625 HANOVER STREET/NANOSYS - PAGE 1

                               EXHIBIT F TO LEASE

                            PRE-APPROVED ALTERATIONS

2 HEPA Filters

1 D1 Water System

1 Vented Fume Hood

              (C) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                                      CONFIDENTIAL - DO NOT COPY